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    Exhibit 10.3

                               BERLWOOD FIVE, LTD.
                           A Texas Limited Partnership
                         1201 N. Watson Road, Suite 145
                               Arlington, TX 76006

                                November 13, 2002

Mr. Ash Huzenlaub
Chairman of the Board, President and
  Chief Executive Officer
Emergisoft Holding, Inc.
2225 Avenue J
Arlington, Texas 76006

                 Re:    Emergisoft Holding, Inc.

Dear Ash:
  I am pleased to inform you that Berlwood Five, Ltd. ("Berlwood") has approved a commitment of a total of $5,000,000 in financing for Emergisoft Holding, Inc. involving the issuance of shares of Emergisoft common stock to Berlwood or its affiliates under the terms and conditions of an investment letter or investment letters substantially in the form of Exhibit A attached hereto. The commitment will expire on November 13, 2003, unless extended by Berlwood.

  Emergisoft may draw on such commitment, in whole or in part, from time to time and at any time prior to the expiration date, by giving Berlwood five (5) days advance written notice. Draws will be limited to $5,000,000 in the aggregate and must be in an amount of at least $100,000 or the remaining balance of the commitment, if less, or any whole multiple of $50,000 in excess of $100,000. Upon receipt of a draw request from Emergisoft, Berlwood will fund the request in exchange for an issuance of Emergisoft common stock to Berlwood. Common stock issued will be at a per share price of $.533332.

  Proceeds of all advances from Berlwood under the financing commitment may be used for working capital, marketing and administrative expenses, debt service, and for general corporate purposes. No portion of the proceeds from any advance may be utilized to repurchase shares of the Company's common stock from Berlwood pursuant to repurchase rights granted in investment letters from Berlwood to the Company, including, without limitation, investment letters dated October 25, 2001, February 15, 2002, June 28, 2002, September 19, 2002 and November 12, 2002.

      Berlwood's obligation to make the initial advance and each subsequent advance to or for the account of Emergisoft under the financing commitment shall be subject to Emergisoft's achievement of certain performance milestones or criteria to be determined by Berlwood and provided to Emergisoft within thirty
(30) days of the date of this letter. Berlwood may, in its sole and absolute discretion, agree to waive any requirement for achievement of a performance milestone or criteria by Emergisoft in connection with any advance. A waiver by Berlwood of a performance milestone or criteria shall not prejudice or constitute a waiver of Berlwood's right otherwise to demand strict compliance with performance milestones or criteria in connection with future advances. No prior waiver by Berlwood, nor any course of dealing between Berlwood and Emergisoft, shall constitute a waiver of any of Berlwood's rights or of any of Emergisoft's obligations as to any future advance.

      Accompanying this letter is a copy of a letter from Fred Mesch, CPA, Berlwood's accountant, confirming Berlwood's ability to provide to Emergisoft the funds necessary to fulfill the $5,000,000 financing commitment.
                                         Sincerely,

                                         BERLWOOD FIVE, LTD.
                                         By:     BERLWOOD THREE, L.L.C.
                                                 General Partner

                                         By: /s/Linda Thomas
                                             ---------------
                                         Linda Thomas, Managing Director

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                                   EXHIBIT A

                               BERLWOOD FIVE, LTD.
                           A Texas Limited Partnership
                               1201 N. Watson Road
                                    Suite 145
                               Arlington, TX 76006

                                INVESTMENT LETTER

[Date]

Emergisoft Holding, Inc.
2225 Avenue J
Arlington, Texas 76006


     Re:  Investment in Emergisoft Holding, Inc.

Ladies and Gentlemen:

     In connection with the issuance to the undersigned (the "Issuance") of _______ shares (the "Shares") of common stock, $.001 par value per share, of Emergisoft Holding, Inc, a Nevada corporation ("Emergisoft"), you have requested that the undersigned provide documentation that the Issuance is exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). Accordingly, the undersigned makes the following representations and agreements:

     1. Investment Intent. The undersigned is acquiring the Shares for its own account with no present intention of distributing the same or participating in a distribution of the same, as the term distribution is used under the Securities Act.

     2. Restrictions on Resale of Shares. The undersigned understands that because the Issuance of the Shares to the undersigned has not been registered under the Securities Act, the Shares are "restricted securities" as that term is defined in Rule 144 as promulgated by the Securities and Exchange Commission ("SEC") under the Securities Act, and the undersigned cannot dispose of any or all of the Shares unless such Shares are subsequently registered under the Securities Act or in a transfer that, in the opinion of counsel for Emergisoft, is exempt from such registration. The undersigned further understands that Emergisoft will, as a condition to the transfer of any of the Shares, require that the request for transfer be accompanied by an opinion of counsel, in form and substance satisfactory to Emergisoft, to the effect that the proposed transfer does not require registration under the Securities Act, unless such transfer is covered by an effective registration statement under the Securities Act. The undersigned understands that the Shares may not be sold publicly in reliance on the exemption from registration under the Securities Act afforded by Rule 144 unless and until the minimum one-year holding period and the other requirements of Rule 144 have been satisfied.

     3. Sophistication. The undersigned represents and warrants that: (i) the undersigned is knowledgeable and experienced in business and financial matters and capable of evaluating the merits and risks of, and making an informed decision with regard to, the investment in the Shares; (ii) the undersigned is able to bear the economic risk of loss of its investment in the Shares; (iii) the undersigned has been granted the opportunity to make a thorough investigation of the affairs of Emergisoft, and has availed itself of such opportunity either directly or through its authorized representatives; and (iv) the undersigned has had access to the same kind of information about Emergisoft that would be contained in a registration statement filed by Emergisoft with the SEC, and has received all information the undersigned believes necessary to make an informed decision about its acquisition of the Shares.

     4. Private Offering. The undersigned has been advised that the Issuance of the Shares to the undersigned has not been and is not being registered under the Securities Act and that Emergisoft in authorizing the Issuance of the Shares to the undersigned is relying upon, among other things, the representation and warranties of the undersigned contained herein, including that such issuance is a "private offering" and does not require compliance with the registration provisions of the Securities Act.

     5. Stock Legend. The undersigned understands and agrees that all certificates evidencing the Shares issued to the undersigned will bear a restrictive legend in substantially the following form:

               THE SHARES REPRESENTED BY THIS CERTIFICATE ARE "RESTRICTED SECURITIES." AS SUCH THEY MAY NOT BE TRANSFERRED UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN FILED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND DECLARED EFFECTIVE BY THE SECURITIES AND EXCHANGE COMMISSION, OR (B) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER OF THESE SHARES, SUCH TRANSFER MAY BE EFFECTIVE UNDER, AND IS IN COMPLIANCE WITH RULE 144 UNDER THE ACT AS IN EFFECT AT THE DATE OF SUCH TRANSFER, OR IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT.

     6. Stop Transfer Orders. The undersigned is aware that stop transfer instructions will be given to the transfer agent of Emergisoft's capital stock to prevent unauthorized or illegal transfers of shares of Emergisoft's capital stock held by the undersigned.

     7. Right to Repurchase. The undersigned hereby grants to Emergisoft the non-transferable (except by operation of law) right, but not the obligation, to repurchase from the undersigned all or any portion of the Shares at any time and from time to time during a one year period commencing on the date of this letter. The repurchase price shall be $2.40 per share. If Emergisoft elects to exercise its right of repurchase pursuant to this paragraph, it shall do so by giving written notice thereof to the undersigned, which notice shall specify the number of shares owned by the undersigned as to which Emergisoft is exercising its repurchase right. The repurchase by Emergisoft, and the sale by the undersigned, of such shares shall be consummated at a closing to be held at the offices of Emergisoft not later than thirty (30) days following the date Emergisoft gives written notice of its exercise of such repurchase right. Payment of the repurchase price by Emergisoft shall be made in cash against delivery of the shares being repurchased. The undersigned agrees that it will not, for a period of one year from the date of this letter, offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to the Shares.

     8. Indemnification. The undersigned agrees to indemnify Emergisoft for any and all losses Emergisoft may suffer as a result of a breach of the representations and agreements contained herein.

                                         Sincerely,

                                         BERLWOOD FIVE, LTD.

                                         By:

                                              By: __________________________